UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.   )

_________________________

Filed by the Registrant☒Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2022 Annual Meeting Vote by September 21, 2022 11:59 PM ET INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 D88526-P77411 You invested in INPOINT COMMERCIAL REAL ESTATE INCOME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on September 22, 2022. Get informed before you vote View the Notice, Proxy Statement, form of Proxy and Annual Report online OR you can request a free paper or email copy of the material(s) prior to September 8, 2022. To request a copy of the material(s) for this and/or future stockholder meetings, you can (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 22, 2022 2:30 p.m., Central Time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any requirements for meeting attendance and the phone number to call to obtain directions. At the meeting, you will need to complete a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect five director nominees listed in the Proxy Statement: Nominees: 1a. Mitchell A. Sabshon For 1b. Donald MacKinnon For 1c. Norman A. Feinstein For 1d. Cynthia Foster Curry For 1e. Robert N. Jenkins For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D88527-P77411